                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [ X ]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Halifax Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                              HALIFAX CORPORATION
                              5250 Cherokee Avenue
                           Alexandria, Virginia 22312

                             ----------------------
                         ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholders:

      You are cordially invited to attend the Annual Meeting of Halifax Shareholders which will be held on Thursday, March 2, 2000 at 2:00 p.m. local time at the Hilton Hotel, 5000 Seminary Road, Alexandria, VA 22311.

      In addition to the meeting purposes enumerated in the attached Notice, it shall be our pleasure to entertain questions pertaining to the affairs of the Company which affect the interests of Shareholders as a whole.

      We encourage your attendance and look forward to seeing you at the meeting, but whether or not you plan to attend, your vote is very important to us. Information about voting procedures can be found in the proxy statement and on the stub portion of the enclosed proxy card. Please return a signed proxy card or give us instructions by telephone so that you can be sure your shares will be properly voted.

                                          Sincerely,

                                          /s/ John J. Reis

                                          John J. Reis
                                          President and Chief Executive Officer

February 1, 2000

                              HALIFAX CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 2, 2000

To the Shareholders of Halifax Corporation:

      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Halifax Corporation (The "Company") will be held at, 5000 Seminary Road, Alexandria, VA 22311 on Thursday, March 2, 2000, at 2:00 p.m. local time, for the purpose of considering and acting upon the following:

         1. Election of six (6) directors for the ensuing year.

         2. Ratification of the Board of Directors' appointment of Deloitte & Touche LLP Certified Public Accountants, as the Company's independent auditors for the fiscal year ending March 31, 2000.

         3. Approval of Amendment of the Company's "1994 Key Employee Stock Option Plan" to increase the number of shares issuable from 280,000 to 400,000.

         4. Transact such other business as may properly come before the meeting.

      Stockholders of record at the close of business on January 19, 2000 are entitled to vote. Your vote is important regardless of the number of shares that you own. Kindly sign, date and return the enclosed proxy card.

                                    By Order of the Board of Directors

                                    /s/ Ernest L. Ruffner

                                    Ernest L. Ruffner
                                    Secretary

                              HALIFAX CORPORATION
                              5250 CHEROKEE AVENUE
                           ALEXANDRIA, VIRGINIA 22312

                                PROXY STATEMENT

      The Annual Meeting of Shareholders of Halifax Corporation (The "Company") will be held on March 2, 2000 at the Hilton Hotel, 5000 Seminary Road, Alexandria, Virginia 22311, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and described more fully below.

      The enclosed Proxy is solicited on behalf of the Board of Directors of the Company.

      The cost of preparing, assembling and mailing the Notice, Proxy Statement and Proxy and miscellaneous costs with respect to the same will be paid by the Company. The Company may, in addition, use the services of its officers, directors and employees to solicit Proxies personally or by telephone and telegraph, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and to request authority for the execution of Proxies. The Company will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

      The Proxy may be revoked by the person giving it at any time before it has been voted by delivering written notice to the Company or by delivering a later dated Proxy.

      Unless instructed to the contrary on the Proxy, each Proxy will be voted for the persons named below in the election of directors to the Company's Board of Directors; for ratification of the appointment of Deloitte & Touche LLP, Certified Public Accountants, to be the Company's independent auditors for fiscal 2000; for approval of an Amendment to the Company's 1994 Key Employee Stock Option Plan to increase the number of shares issuable; and with respect to such other matters which may properly come before the Annual Meeting. The persons named as proxy holders will exercise their best judgment with respect to such other matters. A shareholder who abstains from a vote by registering an abstention vote will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on the particular matters. Management knows of no other matters to come before the Annual Meeting at this time.

                      SHARES OUTSTANDING AND VOTING RIGHT

      Shareholders of record at the close of business on January 19, 2000, will be entitled to notice of and vote at the Annual Meeting. On that date there were 2,050,686 shares of the Company's Common Stock outstanding. The holders of these shares are entitled to one vote per share.

      Under the rules of the American Stock Exchange (AMEX) brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instruction from beneficial owners. Such votes are known as "broker non-votes", and are counted for purposes of determining the presence of a quorum, but are not counted for purposes of determining whether a director has been elected or whether a proposal has been approved by the shareholders.

      Directors are elected by a plurality of the votes of the shares present or represented at the meeting and entitled to vote. Approval of each other matter to be voted upon requires the affirmative vote of a majority of the votes of shares present or represented at the meeting and entitled to vote on such matter.

                             ELECTION OF DIRECTORS

      The Bylaws of the Company provide that the Company shall be managed by a Board of Directors consisting of between three and seven members, the precise number of directors to be fixed from time to time by resolution of the Board of Directors. The number of Directors has been fixed at six.

      It is, therefore, proposed to elect a Board of Directors of six persons to serve until the next annual meeting of Shareholders or until the election and qualification of their respective successors. Unless authority is withheld, the proxies shall be voted for the election as directors of the following persons named below. Five of the six nominees are now serving as directors. All six of the nominees have agreed to serve if elected. Those nominees receiving a majority of or the greatest number of votes cast at the Annual Meeting by Shareholders entitled to vote will be elected to the Board of Directors.

      Management has no reason to believe that any nominee will not be available to serve, but if any nominee should be or become unable to serve, the shares represented by Management proxies will be voted, instead, for the election of another person recommended by the Board of Directors as a director.

      The following table sets forth the name and age of each of the nominees to the Board of Directors of the Company, together with respective periods of service as directors and other positions with the Company:

           THE BOARD OF DIRECTORS RECOMMENDS THE FOLLOWING NOMINEES:


                           DATE
                           FIRST   PRINCIPAL OCCUPATION AND
NOMINEE            AGE    ELECTED  EMPLOYMENT; OTHER BACKGROUND
-------            ---    -------  ----------------------------
Arch C. Scurlock    79     1973    Arch C. Scurlock, presently Chairman of the
                                   Board of Directors, has been a Director of
                                   the Company since 1973. He has been
                                   President and a Director of Research
                                   Industries Incorporated, a private
                                   investment company since 1968. He served
                                   from 1969 to 1992 as Chairman of the Board
                                   of TransTechnology Corporation, a
                                   manufacturer of aerospace defense and other
                                   industrial products.

John J. Reis        57     1999    John J. Reis joined the Company on March 1,
                                   1999, as President and Chief Executive
                                   Officer, and was elected to the Board on
                                   March 24, 1999. He was President, CEO and
                                   Director of NumereX Corporation, a data
                                   transport company, from 1996 to 1998 and
                                   President and CEO and Director of MAXM
                                   Systems Corporation, an enterprise software
                                   company, from 1989 to 1996.

John H. Grover      72     1984    John H. Grover became a Director of the
                                   Company in 1984. He has served as Executive
                                   Vice President, Treasurer and Director of
                                   Research Industries Incorporated since 1968,
                                   and as a Director of TransTechnology
                                   Corporation from 1969 to 1992.

Alvin E. Nashman    72     1993    Alvin E. Nashman, elected Director of the
                                   Company on September 17, 1993, served on the
                                   Board of Directors of Computer Sciences
                                   Corporation (CSC) and as President of its
                                   Systems Group until 1986 and 1991
                                   respectively. Dr. Nashman currently serves
                                   on the Boards of Andrulis Corporation, an
                                   information systems company, Micros to
                                   Mainframes, Inc. (OTC), an information
                                   systems company, and on the Advisory Boards
                                   of Dominion Wireless, a personal security
                                   company, Unitech Inc., an information
                                   systems company, Trawick Assoicates, an
                                   information systems company, Performance
                                   Engineering Corporation, an information
                                   systems company, e-Greenbiz.com, an internet
                                   portal company, and James Monroe Bank, a
                                   community bank.

John M. Toups       73      1993   John M. Toups served as President and CEO of
                                   Planning Research Corporation (PRC) from
                                   1978 to 1987. Prior to that he served in
                                   various executive positions with PRC. For a
                                   short period of time in 1990, he served as
                                   interim Chairman of the Board and CEO of the
                                   National Bank of Washington and Washington
                                   Bancorp and is currently a Director of CACI
                                   International, Inc., an information
                                   technology company, NVR, Inc. a home builder
                                   company, Thermatrix, Inc., an air emissions
                                   control technology company, Andrulis
                                   Corporation, an information systems company
                                   and GTSI, a reseller of software/hardware
                                   company.

Thomas L. Hewitt    61        ---  Thomas L. Hewitt founded Federal Sources in
                                   December of 1984, a market research and
                                   consulting firm, and served as the Company's
                                   CEO until the recent sale of the Company.
                                   Prior to Federal Sources, Mr. Hewitt served
                                   as a Senior Vice President of Kentron, an
                                   information technology professional services
                                   company acquired by PRC, and held several
                                   senior level positions at CSC, an IT systems
                                   integration company, including President of
                                   the Infonet Government Systems Division and
                                   VP of Program Development of the Systems
                                   Group.

                            OTHER EXECUTIVE OFFICERS

      In addition to President Reis, the following persons are executive officers of the Company.

      James C. Dobrowolski, age thirty-six, joined Halifax as a result of the Company acquiring EAI Services which he had managed for two years. Mr. Dobrowolski currently serves as Vice President, of Halifax Technical Services, Inc. Prior to joining EAI as director of contracts in April 1988, he was with Engineering and Professional Services, Inc., where he served as Manager of Sub-contract Administration for two years.

      Charles McNew, age forty-seven, Executive Vice President since July 1999 and CFO since September 1999. Prior to joining Halifax, he was CFO and COO of NumereX Corporation for five years. He has held the CFO position with Interdigital Corporation, Reed Telepublishing, and Digilog, Inc. and was an auditor for Coopers and Lybrand in the 1970's.

      Thomas F. Nolan, age fifty-four, has been Vice President, Computer Services Division since January 1996. Before joining the Company, Mr. Nolan worked six years as an independent executive in Financial Services Management. Prior to that, he was Senior Vice President, Marketing for Decision Data Services, Inc., and a nationwide computer maintenance firm. For seventeen years Mr. Nolan held various executive positions with Bell Atlantic Corporation's SORBUS Service Division.

      Robert Santmyer, age thirty-nine, Vice President and General Manager, Technology Services Division since June 1999. Prior to joining Halifax, he was Vice President, Professional Services, of Dictaphone Corporation. Other positions held were General Manager, DCX Systems LTD of NumereX Corporation; Vice President, Professional Services, MAXM Systems Corporation; and Manager, Network Provisioning Sprint.

      Melvin L. Schuler, age fifty-five, is the Vice President Communications Services Division. Mr. Schuler has been with the Company for twenty-six years, serving in various management positions within the Communications services line of business.

      James L. Sherwood, IV, age fifty-seven, is Vice President Contracts and Administration. He has been with the Company and its subsidiaries for twenty years. He previously served as a Vice President and manager for the Company's Facilities Services Division.

      Ernest L. Ruffner, age sixty-five is Corporate Secretary. Until his retirement in December 1999 he also served as General Counsel of the Company. He was first elected Secretary in July of 1985.

                         BOARD OF DIRECTORS; COMMITTEES

      During the year ended March 31, 1999, the Board of Directors held seven meetings. During that year, all members who were directors at the time attended all of the meetings held by the Board and by each committee of the Board of which he was a member.

      Set forth below is certain information regarding certain existing committees of the Board of Directors:

            Audit Committee. The Audit Committee reviews the results of, and the suggestions provided in connection with, the Company's annual audit by its independent auditors; reviews internal audit and other accounting procedures established by management; and considers the scope of the audit and non-audit services provided by the Company's independent public accountants, including the fees charged for those services, and recommends to the Board the appointment of the Company's independent auditors. The committee's current members are Messrs. Toups and Nashman. Dr. Clifford Hardin resigned from the board and the committee in December 1998. During the year ended March 31, 1999, the committee held one meeting.

            Compensation and Incentive Committee. The Compensation and Incentive Committee advises the Board of Directors with respect to compensation levels and the issuance of stock options to key employees of the Company. The committee members are Messrs. Scurlock, Grover, and Toups. During the year ended March 31, 1999, the committee held two meetings.

            Nominating Committee. The Nominating Committee was created by the Board of Directors on May 21, 1993, for the purpose of considering individuals to be nominated for election to the Board of Directors. Selections are presented to the Board for inclusion in the slate of management nominees submitted to the shareholders for election. The current committee members are Messrs. Nashman, Grover, and Scurlock. During the year ended March 31, 1999, the committee held one meeting.

               PRINCIPAL SHAREHOLDERS AND DIRECTORS AND OFFICERS

      The following table sets forth as of January 25, 2000 (1) the number of shares of the Company's common stock owned beneficially by each person who owned of record, or is known by the Company to have owned beneficially, more than 5% of such shares then outstanding (2) the number of shares owned by each director and officer of the Company and (3) the number of shares owned beneficially by all officers and directors as a group. Information as to the beneficial ownership is based upon statements furnished to the Company by such persons.

NAME OF                                     AMOUNT AND NATURE OF
BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP        PERCENT
----------------                            --------------------        -------
Research Industries Incorporated (1)(3)(5)           715,780             34.9
  123 North Pitt Street
  Alexandria, Virginia 22314

Howard C. Mills (4)                                   68,367              3.3
  5221 Mountain View Drive
  Broad Run, Virginia 20137

Arch C. Scurlock (1)(2)                              717,280             35.0
  123 North Pitt Street
  Alexandria, Virginia 22314

John H. Grover (3)                                     1,500              0.1
   123 North Pitt Street
   Alexandria, Virginia 22314

Ernest L. Ruffner                                        150                0
   209 North Patrick Street
   Alexandria, Virginia 22314

Alvin E. Nashman                                       4,500              0.2
    3609 Ridgeway Terrace
    Falls Church, VA 22044

John M. Toups                                          4,500              0.2
    1209 Stuart Robeson Drive
    McLean, Virginia 22101

Melvin L. Schuler                                      6,850              0.3
    5250 Cherokee Avenue
    Alexandria, VA 22312

James L. Sherwood IV                                     425                0
    5250 Cherokee Avenue
    Alexandria, VA 22312

Thomas E. Nolan                                          249                0
    5250 Cherokee Avenue
    Alexandria, VA 22312

John J. Reis                                               0                0
    5250 Cherokee Avenue
    Alexandria, VA 22312

NAME OF                                     AMOUNT AND NATURE OF
BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP     PERCENT
----------------                            --------------------     -------
Charles L. McNew                                      0                 0
    5250 Cherokee Avenue
    Alexandria, VA 22312

James C. Dobrowolski                                  0                 0
    1800 JFK Blvd., 16th Floor
    Philadelphia, PA 19103

Thomas L. Mountcastle(6)                           33,740
    207 Tuckahoe Boulevard
    Richmond, VA 23226

John D. D'Amore(7)                                   296                0
    1616 East Avenue
    McLean, VA 22101

Frank J. Ostronic(8)                                 478                0
    8323 Turnberry Court
    Potomac, MD 20854

All officers and directors as a
    a group (12 ) persons(2)                       802,321            39.1


(1) Research Industries Incorporated is 93% owned by Arch C. Scurlock, chairman of the Company's Board of Directors.
(2)   Includes 715,780 shares owned by Research Industries.
(3) Mr. Grover is also a 5% owner and director of Research Industries Incorporated.
(4)   Includes 450 shares held by Mr. Mills' wife.
(5) Research Industries Incorporated owns $2 million face amount of Halifax 7% convertible debentures and warrants to purchase 50,000 shares of Halifax stock at $7.00 which expire on October 7, 2003.
(6)   Mr. Mountcastle's employment terminated in April 1999.
(7) Mr. D'Amore's full time employment terminated in October 1999, and part-time employment terminated in December 1999.
(8)   Mr. Ostronic's employment terminated in November 1999.

                             EXECUTIVE COMPENSATION
               REPORT OF THE COMPENSATION AND INCENTIVE COMMITTEE

      The overall philosophy regarding compensation of the Company's executive officers continues to be based upon the concept that in order to achieve the Company's objectives of progress, growth and profitability it is necessary to attract and retain qualified executives who are motivated to provide a high level of performance. A vital element in this motivation is to offer an executive compensation program that is not only competitive but rewards those executives whose efforts enable the Company to achieve its goals. To accomplish this objective, the Committee has an established policy whereby a significant segment of an executive's total compensation is related directly to performance resulting in the interest of the Company's executives being in parallel with the interest of its shareholders.

      The executive compensation program includes three elements which are intended to constitute a flexible and balanced method of establishing total compensation. These are base salary, annual bonus, and stock options. When combined, these elements are intended to provide key executives sufficient motivation and incentives so that their efforts will maximize corporate performance thereby enhancing shareholder value. In accomplishing this objective, the compensation program seeks to balance performance rewards with what is reasonable under the total circumstances including the competitiveness of the executive market place.

      The base salaries of the executive officers are a reflection of the size of the Company, the scope of responsibility of each individual and the extent of experience in their particular position. Reviewed annually, base salaries are related indirectly to the Company's performance and marginally related to the cost of living.

      The base salary of Howard Mills, the Company's president and chief executive officer from 1994 until his retirement in February 1999, was largely based on the performance of the Company, both for the fiscal year and since he had been CEO. The other criteria considered to a lessor degree was the annual change in the cost of living. Reflecting the Company's stated compensation policy, in August 1998, Mr. Mills' base salary was increased by 5 percent to $175,000 effective July 1, 1998. He also participated in the Company's 401(k) Plan, to the extent set forth below.

      On March 1, 1999, John Reis was elected President and CEO following Mills' retirement. Mr. Reis' appointment was based on a thorough search by a committee of the Board, which considered candidate qualifications and competitive salaries. Mr. Reis' salary is $200,000 annually, effective March 1, 1999.

      The second component of the executive compensation program is incentive compensation related to the achievement of business plan objectives. The business plan and related objectives are reviewed and approved by the Board of Directors. Executives who qualify under the program are monetarily awarded if specific objectives are achieved and can be further rewarded, based upon a formula calculation if assigned objectives are exceeded. Mr. Reis may qualify for incentive compensation which could total $200,000 or more based on the achievement of certain objectives.

      The final component of the executive compensation program is the 1994 Key Employee Stock Option Plan ("Plan") which was adopted and approved by the Company's shareholders at the 1994 annual meeting and is for the benefit of the Company's key employees, including officers, who meet certain criteria. The purpose of the Plan is to attract, motivate, and retain those highly competent individuals upon whose judgment, initiative, and leadership, the continued success of the Company depends. The Plan is administered by a committee of three members of the Board of Directors who are not eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee has sole discretion and authority to determine from among eligible employees those to whom and time or times at which, options may be granted, the numbers of shares of Common Stock to be subject to each option, and the type of option to be granted. On October 5, 1999 options were granted to Mr. Reis to acquire 75,000 shares of the Company's common stock at $5.75 per share. These options are exercisable upon the earlier of the share price reaching $9 (1/3), $12 (1/3), $15 (1/3), October 5, 2003, or a change of control event. The options expire October 5, 2009.

      No member of the Compensation and Incentive Committee is a former or current officer or employee of the Company or any of its subsidiaries.

Arch C. Scurlock              John M. Toups                 John H. Grover

                           SUMMARY COMPENSATION TABLE

      The following table sets forth information on compensation paid in fiscal year 1999 and the two prior fiscal years to the Company's current and former Chief Executive Officers and the Company's four other executive officers whose income exceeded $100,000.

                        Annual Compensation(1)
                        ----------------------
                                           Other                           All
                                           Annual    Restricted            Other
                                           Compen-   Stock                 Compen-
                           Salary  Bonus   sation    Awards      Options   sation
                      Year  ($)     ($)    ($)       ($)         (#)        ($)
                      ---- ------  -----   ---       --------    -----     -------
John J. Reis(7)(8)    1999  11,539
CEO/President

Howard C. Mills(7)    1999 172,603   none  4,697(2)   none        none     22,900(3)
CEO/President         1998 164,417   none  4,119(2)   none        none      3,227(3)
                      1997 160,804 43,200  4,323(2)   none       7,200      3,135(3)

James L. Sherwood IV  1999 111,348  3,220   none      none       5,000      9,453(3)
Vice President        1998 106,156   none   none      none        none      2,136(3)
                      1997 101,550 14,400   none      none       3,000      2,013(3)

James C. Dobrowolski  1999 113,659  6,864  2,400      none       8,000      2,130(3)
Vice President        1998 112,390 17,950   none      none        none      2,607(3)
                      1997 113,549 28,430   none      none       6,375      6,117(4)

Thomas Mountcastle(9) 1999 134,718   none   none      none        none      2,784(3)
Vice President        1998 129,996   none   none      none        none      2,700(3)
                      1997 127,497   none   none      none      13,500      1,200(3)

Thomas E. Nolan       1999 117,219 19,107   none      none       5,000      3,032(3)
Vice President        1998 111,177  8,439   none      none       1,500      2,399(6)
                      1997 107,623   none   none      none       6,375     13,768(5)

(1) Charles L. McNew and Robert Santmyer were appointed as officers of the Company after the end of the 1999 fiscal year. Mr. McNew's salary is $150,000 per year and he can quality for incentive compensation which could total $75,000 or more based on the achievement of certain objectives. Mr. Santmyer's salary is $140,000 per year and he can qualify for incentive compensation which could total $70,000 or more based on the achievement of certain objectives.

(2)   Value of Company furnished auto.

(3)   Amounts contributed to officer under 401(k) plan.

(4)   Amounts contributed to officer under 401(k) plan and paid vacation.

(5)   Amounts contributed to officer under 401(k) plan and living expenses.

(6)   Amount contributed to officer under 401(k) plan and Health Club.

(7) Mr. Mills was President & CEO for 11 months until his retirement in February 1999 and Mr. Reis was President and CEO for only 1 month of Fiscal 1999. Mr. Reis' annual salary is $200,000 and he can qualify for incentive compensation which could total $200,000 or more based on the achievement of certain objectives.

(8) The Company entered into an Executive Severance Agreement ("Agreement") with Mr. Reis in recognition of his position of high responsibility and authority. The Agreement provides benefits under certain circumstances including a change in control of the Company and is automatically renewed from year to year. It confirms that employment is at will and provides for termination without additional compensation in the event of death, resignation, retirement or for cause. Except in connection with a change of control event termination for any other reason results in compensation equal to eighteen (18) months salary. In the event of termination within one (1) year after a change in control he would receive compensation equal to thirty-six (36) months salary subject to statutory limitations.

(9)   Mr. Mountcastle's employment terminated in April 1999.

                             DIRECTOR COMPENSATION

      Except for Howard Mills, who became a consultant to the Company upon his retirement as President and CEO, directors who are not officers of the Company receive an annual fee of $1,000. During the fiscal year ended March 31, 1999 Directors also received $2,000 and reimbursement of expenses incurred for each meeting of the Board of Directors which they attended. Each Director is granted 5,000 options on the date of their initial election and 2,000 options on each anniversary thereafter to the extent they continue to serve as a Director of the Company. Alvin Nashman (Director) received $2,000 per month for consulting services provided the Company through September 1999.

      Upon his retirement as President and CEO in February 1999, Howard Mills (Director) entered into a Consulting Agreement with the Company for a period of ten years based on an annual rate of $50,000.

                       OPTION GRANTS IN LAST FISCAL YEAR

1994 STOCK OPTION PLAN

                                                                         Potential
                                                                     Realizable Value
                                                                        at Assured
                               Percent Total                         Annual Rates of
                                Options                                 Stock Price
                               Granted to    Exercise                Appreciation for
                   Options     Employees in  or Base   Expiration         Option
NAME               Granted(1)  Fiscal Year   Price($)     Date            Term (3)
----               ----------  -----------   --------     ----       -----------------
                                                                     5%($)      10%($)
                                                                     -----      ------

John J. Reis(2)      ---          ---           ---        ---        ---         ---
CEO/President

Howard C. Mills(2)   ---          ---           ---        ---        ---         ---
CEO/President

James Sherwood IV   5,000         5.7          7.81      8/7/03     10,789        2,384
Vice President

James Dobrowolski   8,000         9.2          7.81      8/7/03     17,264       38,144
Vice President

Thomas
Mountcastle(4)      8,000         9.2          7.81      8/7/03     17,264       38,144
Vice President

Thomas Nolan        5,000         5.7          7.81      7/7/03     10,789       23,840
Vice President

(1)   On October 5, 1999 options were granted to the following individuals:
      John J. Reis (75,000), Charles L. McNew (45,000), Robert Santmyer (25,000), and James Sherwood (5,000). These options may be exercised at a price of $5.75 and are exercisable in 1/3 increments upon the earlier of the share price reaching $9 (33%), $12 (33%), $15 (33%), October 5, 2003, or a change of control event. The options expire October 5, 2009.

(2) Mr. Mills was President & CEO for 11 months until his retirement in February 1999. Mr. Reis was President and CEO for only 1 month of Fiscal 1999.

(3) Discloses the potential realizable value assuming that the market price of the underlying security appreciates at annualized rates of 5 and 10 percent over the term of the award.

(4)   Mr. Mountcastle's employment terminated April 1999.

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                                                                         Potential
                                                                     Realizable Value
                                                                        at Assured
                               Percent Total                         Annual Rates of
                                Options                                 Stock Price
                               Granted to    Exercise                Appreciation for
                   Options     Employees in  or Base   Expiration         Option
NAME               Granted     Fiscal Year   Price($)     Date            Term (1)
----               -------     -----------   --------     ----       -----------------
                                                                     5%($)      10%($)
                                                                     -----      ------

Arch Scurlock       2,000          16.7        7.03      10/1/08     8,842      22,408
Chairman

John Grover         2,000          16.7        7.03      10/1/08     8,842      22,408
Director

Ernest Ruffner(2)   2,000          16.7        7.03      10/1/08     8,842      22,408
Director

Alvin Nashman       2,000          16.7        7.03      10/1/08     8,842      22,408
Director

John Toups          2,000          16.7        7.03      10/1/08     8,842      22,408
Director

Clifford Hardin(3)  2,000          16.7        7.03      10/1/08     8,842      22,408
Director

(1) Discloses the potential realizable value assuming that the market price of the underlying security appreciates at annualized rates of 5 and 10 percent over the term of the award

(2) Mr. Ruffner retired as General Counsel in December 1999, but will serve out his term as Director and will continue as Corporate Secretary until a successor is elected.

(3)   Dr. Hardin resigned in December 1998.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
               AND FISCAL YEAR-END VALUES OF UNEXERCISED OPTIONS

                     Shares                     Number of Unexercised        Value of Unexercised In-The-
                     Acquired on   Value ($)      Options at Year-End        Money Options at Year-end($)
Name                 Exercise(#)   Realized   Exercisable    Unexercisable  Exercisable   Unexercisable (1)
----                 -----------   --------   -----------    -------------  -----------   -----------------
John J. Reis(2)          ---         ---          ---             ---           ---              ---
President & CEO


Howard C. Mills(3)       ---         ---        27,000           1,800         67,374           2,466
President/CEO


James L. Sherwood, IV    ---         ---         9,450           5,750         23,171           1,028
Vice President


James C. Dobrowolski     ---         ---        13,781           9,594         31,444           2,184
Vice President

Thomas L. Mountcastle(4) ---         ---          ---             ---           ---              ---
Vice President

Thomas F. Nolan          ---         ---         5,906           6,969         9,835            3,279
Vice President

(1) Based on the fair market value of the Common Stock on March 16, 1999, of $7.50 less the option exercised price. NOTE: Trading halted on March 17, 1999, upon public release of the embezzlement of Company assets.

(2)   Mr. Reis became President/CEO March 1, 1999.

(3)   Mr. Mills was President/CEO through February 1999, when he retired.

(4)   Mr. Mountcastle's employment terminated April 1999.

                     PERFORMANCE GRAPH--SHAREHOLDERS RETURN

Set forth below is a graph comparing the cumulative return of Halifax Corporation, the Standard & Poor's ("S&P") 500 Composite Stock Index
("S&P 500") and the Technology Sector Composite Index compiled by S&P. The graph assumes a $100 initial investment on March 31, 1994 and a reinvestment of dividends in Halifax Corporation and each of the companies reported in the indices through March 31, 1999 (the end of the Company's fiscal year).

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN(*)

               Among Halifax Corporation, The S&P 500 Index, and
                        The S&P Technology Sector Index

[GRAPH]

(*)   $100 Invested on March 31, 1994 in Stock or Index.
      Including Reinvestment of Dividends. Fiscal Year Ending March 31.

                              CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------------------------
          YEARS               MAR-94      MAR-95      MAR-96      MAR-97      MAR-98      MAR-99
--------------------------------------------------------------------------------------------------
Halifax Corporation   -HX       100          87          92         231         189         158
--------------------------------------------------------------------------------------------------
S&P 500               -1500     100         116         153         183         271         321
--------------------------------------------------------------------------------------------------
S&P Technology Sector -IHTC     100         127         171         231         349         560
--------------------------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

      On May 1, 1986, Ernest L. Ruffner, a director of the Company, joined the law firm of Pompan, Murray, Ruffner & Werfel. Jacob Pompan of that firm has represented Halifax in its government contract affairs since 1984. During the fiscal year ended March 31, 1999, the firm received fees of $88,247 from the Company. In addition, Mr. Ruffner, as General Counsel, received an average monthly retainer of $5,683 from the Company.

      Upon his retirement as President and CEO in February 1999, Howard Mills entered into a consulting agreement with the Company for a period of ten years at an annual rate of $50,000.

      Dr. Alvin Nashman provided consulting services to the Company, while also performing as a Director of the Company, for which he was compensated at the rate of $2,000 per month. This arrangement concluded in September 1999.

      The Company entered into an Executive Severance Agreement ("Agreement") with Mr. Reis in recognition of his position of high responsibility and authority. The Agreement provides benefits under certain circumstances including a change in control of the Company and remains in effect so long as Mr. Reis continues to be employed by the Company. It confirms that employment is at will and provides for termination without additional compensation in the event of death, resignation, retirement or "for cause," as defined therein. Except in connection with a change of control event termination for any other reason results in compensation equal to eighteen (18) months salary. In the event of termination within one (1) year after a change in control Mr. Reis would receive compensation equal to thirty-six (36) months salary subject to statutory limitations.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has appointed the firm of Deloitte & Touche LLP, independent accountants, subject to the ratification of such appointment by the Shareholders, to serve as independent accountants for the Company and its subsidiaries for the year ending March 31, 2000.

      Ernst & Young LLP (the "Former Accountants") resigned as the independent accountants for Halifax Corporation (the "Company") on October 19, 1999.

      No report prepared by the Former Accountants on the consolidated financial position of the Company at March 31, 1999 and 1998, and the consolidated results of operations and its cash flows of each of the three years in the period ended March 31, 1999, contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

      In connection with the audit conducted by the Former Accountants for the fiscal year ended March 31, 1999, which was concluded on September 7, 1999, and which included the consolidated balance sheets of the Company as of March 31, 1999 and 1998, and the related consolidated statements of operations, changes in stockholders' equity (deficit) and cash flows for each of the three years in the period ended March 31, 1999, there were no disagreements between the Company and the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference thereto in their report on the financial statements for those years.

      The fiscal year 1999 audit was completed on September 7, 1999 with the issuance, by the Former Accountants, of a clean opinion as presented in the Company's Form 10-K which was filed with the SEC on September 9, 1999.

      The Company is advised that no member of the Former Accountants had and Deloitte & Touche LLP has any direct or indirect interest in the Company or any of its subsidiaries or has had, since its appointment, any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of Deloitte & Touche LLP will be invited to the annual meeting and, if present, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                          APPROVAL OF AMENDMENT OF THE
                       COMPANY'S 1994 KEY EMPLOYEE STOCK
                       OPTION PLAN TO INCREASE THE NUMBER
                               OF SHARES ISSUABLE

      In May 10, 1994 the shareholders approved the Company's 1994 Key Employee Stock Option Plan (the "Employee Plan"). In August 1998, the Employee Plan was amended by the Board of Directors, and approved by the shareholders in September 1998 to increase the total number of shares under the Employee Plan for which options may be granted from 180,000 to 280,000. In January 2000, the Employee Plan was amended by the Board of Directors, subject to shareholders approval, to increase the total number of shares under the Employee Plan for which options may be granted from 280,000 to 400,000.

      The Board of Directors recommends that the amendment to the Employee Plan be approved because it believes that the Plan, as amended, will advance the interests of the Company and its shareholders by strengthening the Company's ability to attract, retain and motivate officers and key employees.

      Set forth below is a summary of provisions of the Employee Plan. This summary is qualified in its entirety by the detailed provisions of the text of the Employee Plan.

PURPOSE

      The purpose of the Employee Plan is to provide additional incentive to employees of the Company by encouraging them to invest in the Company's Common Stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

ADMINISTRATION

      The Employee Plan is administered by The Compensation and Incentive Committee ("Committee") which is appointed by the Board of Directors and consists only of Directors who are not eligible to receive options under the Employee Plan. The Committee determines, and recommends to the Board, among other things, which officers and key employees receive an option or options under the Employee Plan, the type of option (incentive stock options or non-qualified stock options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and, subject to certain other provisions to be discussed below, the option price and duration of the option.

      The Committee may, in its discretion, modify or amend any of the option terms hereafter described, provided that if an incentive option is granted under the Plan, the option as modified or amended continues to be an incentive stock option.

AGGREGATE NUMBER OF SHARES

      The aggregate number of shares which may be issued upon the exercise of options under the Employee Plan, if this proposal is approved by shareholders, is 400,000 shares of Common Stock. In the event of any change in the capitalization of the Company, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Employee Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of the Employee Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the Employee Plan.

OPTION PRICE

      The option price for options issued under the Employee Plan must be at least equal to 100% of the fair market value of the Common Stock as of the date the option is granted. The fair market value on a particular day shall mean the average on such date of the high and low quoted sales price of one share of Company Common Stock on the American Stock Exchange (AMEX) as published in the Wall Street Journal or another newspaper of general circulation, or if no sales were reported as of such date, as of the last date preceding such date on which a sale was reported.

PAYMENT

      Payment of the option price on exercise of options granted under the Employee Plan may be made in (a) cash, (b) (unless prohibited by the Board of Directors) Company Common Stock which will be valued by the Secretary of the Company at its fair market value or (c) (unless prohibited by the Board of Directors) any combination of cash and Common Stock of the Company valued as provided in clause (b).

      Under the terms of the Employee Plan, the Board has interpreted the provision of the Employee Plan which allows payment of the option price in Common Stock of the Company to permit the "pyramiding" of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value (as determined above) of all shares to which the option relates over (b) the aggregate exercise price under the option.

EXERCISABILITY

      The Committee may determine the rate of option exercisability. In the event of "change in control" of the Company, as defined in the Employee Plan, each optionee may exercise the total number of shares then subject to the option. Consequently, the Employee Plan may be deemed to have certain "anti-takeover" effects.

OPTION EXPIRATION AND TERMINATION

      Unless terminated earlier by the option's terms, incentive stock options expire five or ten years after the date they are granted and non-qualified stock options expire ten years after the date they are granted.

      Options terminate three months after the date on which employment is terminated (whether such termination be voluntary or involuntary), other than by reason of death or disability. The option terminates two years from the date of termination due to death or disability (but not later than the scheduled termination date).

NON-TRANSFERABILITY

      Options granted pursuant to the Plan are not transferable, except by will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability.

AMENDMENT OR TERMINATION; PLAN EXPIRATION

      The Company's Board of Directors has the right at any time, and from time to time, to modify, amend, suspend or terminate the Employee Plan, without shareholder approval, except to the extent that shareholder approval of the Employee Plan modification amendment is required by the Internal Revenue Code of 1986, as amended, to permit the granting of incentive stock options under the Employee Plan. Any such action will not affect options previously granted. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission will not require any future modifications, amendments, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

FEDERAL INCOME TAX CONSEQUENCES

      THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE EMPLOYEE PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECITON INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

INCENTIVE STOCK OPTIONS

      Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an incentive stock option intended to qualify under Section 422 of the Code ("Incentive Option") (see, however, discussion of Alternative Minimum Tax below). If an optionee exercises an Incentive Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of
(a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised (or such later date, if applicable, as described below in "Non-Qualified Options", if the optionee is a 16(b) Person who has not made an 83(b) Election as such terms are defined in "Non-Qualified Options" below) over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to spouses). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

      The exercise of an Incentive Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise (or such later date, if applicable, as described above in "Non-Qualified Options", if the optionee is a 16(b) Person who has not made an 83(b) Election) exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying dispositon.

      An optionee who surrenders shares as payment of the exercise price of his Incentive Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Option in payment of the exercise price of another Incentive Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

      Under the Code, all of the shares received by an optionee upon exercise of an Incentive Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of any disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

NON-QUALIFIED OPTIONS

      Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of a stock option not intended to qualify under Section 422 of the Code (a "Non-Qualified Option"). On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction in an amount equal to such excess, provided that the Company complies with applicable withholding rules. However, special rules apply where stock is registered under the Exchange Act and the optionee is an officer, director or 10% or greater shareholder of the Company subject to potential liability under Section 16(b) of the Exchange Act for so-called "short-swing" profits (a "16(b) Person") in connection with certain purchases and sales, or sales and purchases, of the Company's stock within a period of six months.

      Under SEC rules promulgated under Section 16(b) of the Exchange Act, the grant of an option, not its exercise, is treated as a "purchase" for Section 16(b) purposes. If such grant is made pursuant to a plan qualifying under the SEC rules and six months elapse between the grant of the option and the sale of the shares received upon the exercise thereof, such grant will be exempt from
Section 16(b). With respect to the exercise of a Non-Qualified Option, if a 16(b) Person has not purchased or acquired shares of Common Stock within the six month period prior to the exercise date (other than purchases or acquisitions exempt from Section 16(b), the 16(b) Person will be required to recognize ordinary income (i) six months after the date of grant (in the event of exercise within six months of the date of grant) or (ii) the date of exercise (in the event of exercise after six months from the date of grant). The timing of income recognition with respect to a 16(b) Person who exercises a Non-Qualified Option within six months of a prior non-exempt purchase or acquisition of Common Stock is uncertain. It is possible that the Internal Revenue Service will take the position that, despite the prior non-exempt purchase or acquisition, the 16(b) Person recognizes income on the date of exercise rather than the date which is six months following the date of such prior non-exempt purchase or acquisition. A 16(b) Person can be certain of recognizing income on the exercise date by making an election not later than 30 days following the exercise date to have the income determined as of the date of exercise (an "83(b) Election"), in which case the Company's deduction will also be determined as of the exercise date.

      Upon the sale of stock acquired by exercise of a Non-Qualified Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Under current law, net capital gains (net long term capital gain less net short term capital loss) is subject to a maximum rate of 28%. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

      An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Option and the delivery of such shares is a disqualifying disposition. See "Federal Income Tax Consequences Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the Non-Qualified Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise (or such later date, as described above, if the optionee is a 16(b) Person who has not made an 83(b) Election, and such later date is applicable).

SECTION 162(m)

      Generally, Section 162(m), denies a deduction to any publicly held corporation, such as the Company, for certain compensation exceeding $1,000,000 paid to the chief executive officer and the other four highest paid executive officers during any taxable year. Although ordinary income that is realized upon the exercise of a Non-Qualified Option or the disqualifying disposition of shares acquired pursuant to the exercise of an Incentive Option is potentially subject to the limitation imposed under Section 162(m), Section 162(m) and the regulations thereunder provide that compensation attributable to the stock options granted under the Employee Plan having an exercise price of not less than the fair market value of the Common Stock on the date of grant may qualify for the performance-based exclusion in Section 162(m). If the stock options qualify for the performance-based exclusion, the compensation received upon their exercise would not be subject to the deduction limit set forth in Section 162(m). The Company believes that, assuming satisfaction of certain other conditions set forth in Section 162(m), the compensation attributable to the stock options granted under the Employee Plan will meet the performance-based exclusion under Section 162(m) and therefore the deduction limitation will be inapplicable to options to be issued under the Employee Plan.

OPTION GRANTS

      Except as provided herein, no determinations have been made as to the number of options, if any, to be granted in the fiscal year ending March 31, 2000 or as to how the proposed additional option shares will be allocated among any particular officers or key employees. To date, options to acquire 274,200 shares of Common Stock have been granted under the Employee Plan. Information concerning options granted in the fiscal year ended

March 31, 1999 under the Employee Plan to the persons named in the Summary Compensation Table is set forth under Option/SAR Grants In Last Fiscal Year. In fiscal 1999, the Board granted options under the Employee Plan to purchase 26,000 shares to all executive officers of the Company as a group. No other options were granted in fiscal 1999. In October 1999, the Board granted options under the Employee Plan to purchase, in the aggregate, 155,000 shares to Mr. Reis, Mr. McNew, Mr. Santmyer, Mr. Sherwood and Mr. Schuler as a group. There would not have been any material difference in the amount of these grants had they been made under the Employee Plan if the proposed amendment had already been approved.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

      The Company recently learned that Form 4s, reporting option grants during the fiscal year ended March 31, 1999 and for prior periods were not timely filed by Messrs. Mills, D'Amore, Dobrowolski, Nolan, Schuler, Sherwood, Scurlock, Grover, Ruffner, Nashman, Toups and Hardin. In addition, a Form 3 report for Mr. Reis, reporting his appointment as an officer and director of the Company during the fiscal year, was not timely filed. All of the above reference forms have now been filed. To the Company's knowledge no other reports were required during the fiscal year ended March 31, 1999.

                            SHAREHOLDERS' PROPOSALS

      Pursuant to recent amendments to the proxy rules under the Exchange Act, the Company's shareholders are notified that the deadline for providing the Company timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's 2000 Annual Meeting of Stockholders (the "2000 Meeting") will be April 17, 2000. As to all such matters which the Company does not have notice on or prior to April 17, 2000, discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2000 Meeting to vote on such proposal. This change in procedure does not affect the Rule 14a-8 requirements applicable to inclusion of shareholder proposals in the Company's proxy materials related to the 2000 Meeting. A shareholder proposal regarding the 2000 Meeting must be submitted to the Company at its office located at 5250 Cherokee Avenue, Alexandria, Virginia 22312, by June 1, 2000 to receive consideration for inclusion in the company's 2000 proxy materials. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

                          TRANSFER AGENT AND REGISTRAR

      The American Stock Transfer & Trust Company, is the Company's transfer agent and registrar.

                                 OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors knows of no additional matters to be presented for vote of the shareholders at the Annual Meeting, nor has it been advised that others will present any other matters. Should any matters be properly presented at the Annual Meeting for a vote of the shareholders, the proxies will be voted in accordance with the best judgment of the proxy holder.

                                   FORM 10-K

      THE ANNUAL REPORT ON FORM 10-K FOR THE COMPANY'S FISCAL YEAR ENDED MARCH 31, 1999, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS, SHOULD THEY SO DESIRE, MAY OBTAIN A COPY OF THE FORM 10-K WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, FROM THE COMPANY BY WRITTEN REQUEST WHICH SHOULD BE MADE TO HALIFAX CORPORATION, 5250 CHEROKEE AVENUE, ALEXANDRIA, VIRGINIA 22312, ATTENTION: CORPORATE SECRETARY.

                                    By Order of the Board of Directors

                                    /s/ Ernest L. Ruffner

                                    Ernest L. Ruffner
                                    Secretary